Exhibit 10.2

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), dated as of December 19, 2011, among Laredo Petroleum, Inc., a Delaware corporation (the “Company”), Laredo Petroleum Holdings, Inc., a Delaware corporation (the “New Guarantor”), the Guarantors listed on Schedule A hereto (collectively, the “Existing Guarantors”) and Wells Fargo Bank, National Association, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company, the Existing Guarantors and the Trustee are parties to an indenture, dated as of January 20, 2011, as supplemented by the supplemental indenture, dated as of July 20, 2011 (as so supplemented, the “Indenture”), providing for the issuance of 9½% Senior Notes due 2019 (the “Notes”);

WHEREAS, Section 9.01 of the Indenture provides that, without the consent of any Holders, the Company and the Existing Guarantors, when authorized by a Board Resolution of the Company, and the Trustee, at any time and from time to time, may supplement or amend the Indenture to add a Guarantor or additional obligor under the Indenture or permit any Person to guarantee the Notes and/or obligations under the Indenture;

WHEREAS, the New Guarantor wishes to guarantee the Notes pursuant to the Indenture;

WHEREAS, pursuant to Section 4.12 and Article Ten of the Indenture, the Company, the Existing Guarantors, the New Guarantor and the Trustee have agreed to enter into this Second Supplemental Indenture for the purposes stated herein; and

WHEREAS, all things necessary have been done to make this Second Supplemental Indenture, when executed and delivered by the Company, the Existing Guarantors and the New Guarantor, the legal, valid and binding agreement of the Company, the Existing Guarantors and the New Guarantor, in accordance with its terms.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the New Guarantor, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

Section 1.  Capitalized Terms.  Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

Section 2.  Guarantee.  The New Guarantor hereby guarantees, on a senior unsecured basis, to each Holder of a Note and to the Trustee, the obligations of the Company under the Indenture and the Notes pursuant to the terms and conditions of Article Ten of the Indenture (such guarantee, a “Guarantee”) and the New Guarantor agrees to be bound as a Guarantor under the Indenture as if and to the same extent as the New Guarantor had been a signatory thereto as an Initial Guarantor; provided that the New Guarantor can be released from its Guarantee to the same extent as any other Guarantor under the Indenture.

Section 3.  GOVERNING LAW.  THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 4.  Counterparts.  The parties may sign any number of copies of this Second Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.  Delivery of an executed counterpart of this Second Supplemental Indenture by facsimile or electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Second Supplemental Indenture.  Any party delivering an executed counterpart of this Second Supplemental Indenture by facsimile or electronic transmission also shall deliver an original executed counterpart of this Second Supplemental Indenture, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Second Supplemental Indenture.

Section 5.  Effect of Headings.  The section headings herein are for convenience only and shall not affect the construction hereof.

Section 6.  The Trustee.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company, the Existing Guarantors and the New Guarantor.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.

LAREDO PETROLEUM, INC.

By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President and Chief Financial Officer

LAREDO PETROLEUM HOLDINGS, INC.

By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President and Chief Financial Officer

LAREDO PETROLEUM, LLC
LAREDO GAS SERVICES, LLC
LAREDO PETROLEUM TEXAS, LLC
LAREDO PETROLEUM — DALLAS, INC.

By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President and Chief Financial Officer

[Signature Page to Second Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Patrick Giordano
Authorized Signatory

[Signature Page to Second Supplemental Indenture]

SCHEDULE A

EXISTING GUARANTORS

1.               Laredo Petroleum, LLC, a Delaware limited liability company.

2.               Laredo Gas Services, LLC, a Delaware limited liability company.

3.               Laredo Petroleum Texas, LLC, a Texas limited liability company.

4.               Laredo Petroleum — Dallas, Inc., a Delaware corporation.

A-1